UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 21, 2008

ARGYLE SECURITY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51639	20-3101079
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Concord Plaza, Suite 700 San Antonio, TX	78216
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (210) 828-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We are filing this Amendment to Current Report on Form 8-K/A to provide the exhibits listed in Item 9.01. Except as specifically referenced herein, this Amendment to Current Report on Form 8-K/A does not reflect any event occurring subsequent to September 11, 2008, the filing date of the original report.

Item 1.01                                             Entry into a Material Definitive Agreement.

                On September 5, 2008, ISI Detention Contracting Group, Inc. (“ISI Detention”), a California corporation and indirect, wholly owned subsidiary of Argyle Security, Inc. (the “Company”), entered into a Lease Agreement dated July 21, 2008 (the “Lease”) with CC&E, LLC (the “Lessor”) relating to approximately 29,709 square feet of property located at 577 and 583 North Batavia Street, Orange, California. The term of the Lease is for two years commencing September 1, 2008 and ending August 31, 2010. The monthly base rent is $16,934 and $5,292 is payable as a portion of a security deposit equal to one month’s base rent (of which $11,642 has been credited).  The agreed use of the property is for metal working and related storage and office use.  A copy of the Lease is filed as Exhibit 10.1 hereto.

                The Lease completely replaces the lease agreement for 577 North Batavia Street between ISI Detention and the Lessor dated March 14, 2005, as amended on each of February 14, 2006, June 20, 2006, May 4, 2007 and January 1, 2008 (the “Prior Lease”). As of September 1, 2008, the Prior Lease shall be no longer in force or effect, except such provisions intended to survive its expiration.

                In connection with the Lease, on September 5, 2008, the Company entered into a Guaranty of Lease dated July 21, 2008 (the “Guaranty”) with the Lessor pursuant to which the Company has agreed to guaranty the payment and performance obligations of ISI Detention under the Lease.  A copy of the Guaranty is filed as Exhibit 10.2 hereto.

                The description of the transactions contemplated by the Lease and the Guaranty set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

Item 9.01                                             Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Lease Agreement between ISI Detention Contracting Group, Inc. and CC&E, LLC dated July 21, 2008, filed herein.

10.2	Guaranty of Lease by Argyle Security, Inc. dated July 21, 2008, filed herein.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGYLE SECURITY, INC.

Date: September 12, 2008	By:	/s/ Donald F. Neville
Name: Donald F. Neville
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Lease Agreement between ISI Detention Contracting Group, Inc. and CC&E, LLC dated July 21, 2008, filed herein.

10.2	Guaranty of Lease by Argyle Security, Inc. dated July 21, 2008, filed herein.